Exhibit 99.1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, the undersigned agree to the joint filing of a Statement on Schedule 13D (including any and all amendments thereto) with respect to the Ordinary Shares, par value US$1.00 per share, of Enstar Group Limited and further agree to the filing of this agreement as an exhibit thereto.  In addition, each party to this Agreement expressly authorizes each other party to this Agreement to file on its behalf any and all amendments to such Statement on Schedule 13D.

Date: April 29, 2011

THE GOLDMAN SACHS GROUP, INC.

By:	/s/ Yvette Kosic
	Name:	Yvette Kosic
	Title:	Attorney-in-fact

GOLDMAN, SACHS & CO.

By:	/s/ Yvette Kosic
	Name:	Yvette Kosic
	Title:	Attorney-in-fact

GS CAPITAL PARTNERS VI EMPLOYEE FUNDS GP, L.L.C.

By:	/s/ Yvette Kosic
	Name:	Yvette Kosic
	Title:	Attorney-in-fact

GS CAPITAL PARTNERS VI EMPLOYEE MASTER FUND, L.P.

By:	/s/ Yvette Kosic
	Name:	Yvette Kosic
	Title:	Attorney-in-fact

GSCP VI EMPLOYEE NAVI, LTD.

By:	/s/ Yvette Kosic
	Name:	Yvette Kosic
	Title:	Attorney-in-fact

GS ADVISORS VI, L.L.C.

By:	/s/ Yvette Kosic
	Name:	Yvette Kosic
	Title:	Attorney-in-fact

GS CAPITAL PARTNERS VI OFFSHORE, L.P.

By:	/s/ Yvette Kosic
	Name:	Yvette Kosic
	Title:	Attorney-in-fact

GSCP VI OFFSHORE ADVISORS, L.L.C.

By:	/s/ Yvette Kosic
	Name:	Yvette Kosic
	Title:	Attorney-in-fact

GS CAPITAL PARTNERS VI OFFSHORE FUND, L.P.

By:	/s/ Yvette Kosic
	Name:	Yvette Kosic
	Title:	Attorney-in-fact

GSCP VI OFFSHORE NAVI, LTD.

By:	/s/ Yvette Kosic
	Name:	Yvette Kosic
	Title:	Attorney-in-fact

GS CAPITAL PARTNERS VI GMBH & CO. KG

By:	/s/ Yvette Kosic
	Name:	Yvette Kosic
	Title:	Attorney-in-fact

GSCP VI GMBH NAVI GP, LTD.

By:	/s/ Yvette Kosic
	Name:	Yvette Kosic
	Title:	Attorney-in-fact

GSCP VI GMBH NAVI, L.P.

By:	/s/ Yvette Kosic
	Name:	Yvette Kosic
	Title:	Attorney-in-fact

GS ADVISORS VI AIV, LTD.

By:	/s/ Yvette Kosic
	Name:	Yvette Kosic
	Title:	Attorney-in-fact

GSCP VI AIV, L.P.

By:	/s/ Yvette Kosic
	Name:	Yvette Kosic
	Title:	Attorney-in-fact

GSCP VI AIV NAVI, LTD.

By:	/s/ Yvette Kosic
	Name:	Yvette Kosic
	Title:	Attorney-in-fact

GSCP VI PARALLEL AIV, L.P.

By:	/s/ Yvette Kosic
	Name:	Yvette Kosic
	Title:	Attorney-in-fact

GSCP VI PARALLEL AIV NAVI, LTD.

By:	/s/ Yvette Kosic
	Name:	Yvette Kosic
	Title:	Attorney-in-fact